Execution Version

SECOND AMENDMENT AND LIMITED WAIVER
TO
LOAN AND SECURITY AGREEMENT
among
PAR PETROLEUM, LLC
PAR HAWAII, INC.,
MID PAC PETROLEUM, LLC,
HIE RETAIL, LLC,
HERMES CONSOLIDATED, LLC, and
WYOMING PIPELINE COMPANY LLC
as Borrowers,

Certain Subsidiaries of the Borrowers,
as Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent
and
the Lenders Party Hereto

Dated as of October 16, 2018

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THIS SECOND AMENDMENT AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Second Amendment”), dated as of October 16, 2018, is by and among PAR PETROLEUM, LLC, a Delaware limited liability company (the “Company”), PAR HAWAII, INC., a Hawaii corporation (“PHI”), MID PAC PETROLEUM, LLC, a Delaware limited liability company (“Mid Pac”), HIE RETAIL, LLC, a Hawaii limited liability company (“HIE”), HERMES CONSOLIDATED, LLC (d/b/a Wyoming Refining Company), a Delaware limited liability company (“Hermes”), and WYOMING PIPELINE COMPANY LLC, a Wyoming limited liability company (“WPC” and collectively, with the Company, PHI, Mid Pac, HIE, and Hermes, "Borrowers"), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).
RECITALS:
A.The Borrowers, the Guarantors, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of December 21, 2017 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of April 3, 2018, and that certain Increase Agreement, dated as of July 24, 2018, and as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”; the Existing Credit Agreement as amended hereby and as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrowers.
B.    The Borrowers, the Guarantors, the Lenders and the Agent desire to amend certain provisions of the Existing Credit Agreement and the Borrowers have requested that the Lenders waive any Event of Default arising from the failure to comply with Section 10.1.2(j) as more fully described herein.
C.    NOW, THEREFORE, to induce the Agent and the Lenders to enter into this Second Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.    Limited Waiver.
2.1    On or around August 21, 2018, the chief executive office of the Borrower and Guarantors moved to 825 Town & Country Lane, Suite 1500, Houston, Texas 77024. The Borrowers failed to timely deliver prior written notice of this change to the Agent, as required by Section 10.1.2(j) of the Credit Agreement (the “Specified Default”).

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2.2    In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to and upon the terms and conditions set forth herein, the Agent and each of the Lenders hereby waive the Specified Default and any Default and Event of Default arising therefrom. Nothing contained in this Section 2 shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Agent or the Lenders to any future consent to or waiver of, any other Default or Event of Default or other action or inaction on the part of the Borrowers or any other Obligor that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Obligors under the Credit Agreement or any other Loan Document. Neither the Lenders nor the Agent shall be obligated to grant any future waivers or consents with respect to any provision of the Credit Agreement or any other Loan Document. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 15.1 of the Credit Agreement.
Section 3.    Notices and Communications. From and after the date hereof (until otherwise changed by the Borrowers and Guarantors in accordance with Section 15.3.1 of the Credit Agreement), the Borrowers and Guarantors hereby specify that their notice address under the Loan Documents shall be:
825 Town & Country Lane, Suite 1500
Houston, Texas 77024
Attention: Chief Financial Officer
Telecopy: (832) 518-5203

Section 4.    Amendments to Credit Agreement.
4.1    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Permitted Purchase Money Debt” in its entirety as follows:
Permitted Purchase Money Debt: Purchase Money Debt of Borrowers and Restricted Subsidiaries that is unsecured or secured only by a Purchase Money Lien, as long as the aggregate amount (together with the aggregate amount of Debt incurred pursuant to Section 10.2.1(s)) does not exceed the greater of (a) $35,000,000 and (b) 5.0% of the Company’s Consolidated Net Tangible Assets (as defined in the Secured Notes Indenture) at any time.
4.2    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Purchase Money Lien” in its entirety as follows:
Purchase Money Lien: a Lien that secures Purchase Money Debt, encumbering only the fixed assets (including any rents and leases directly associated therewith) acquired, constructed or improved with such Debt.
4.3    Amendment to Section 10.2.1. Section 10.2.1 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (q) thereof, replacing the “.” at the end of clause (r) thereof with “;” and inserting new clauses (s) and (t) at the end thereof as follows:

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(s)    Debt incurred for the purpose of financing all or any part of any real property and improvements (whether for acquisition, construction, improvement, refinancing or otherwise), and any amendments, renewals, extensions, refundings, restructurings, replacements or refinancings of such Debt, in whole or in part, as long as the aggregate amount of such Debt (together with the aggregate amount of Debt incurred as Permitted Purchase Money Debt) does not exceed the greater of (a) $35,000,000 and (b) 5.0% of the Company’s Consolidated Net Tangible Assets (as defined in the Secured Notes Indenture) at any time; and
(t)    Any guaranty by any Borrower of any Debt incurred by any other Borrower that is permitted pursuant to this Section 10.2.1.
4.4    Amendment to Section 10.2.2. Section 10.2.2 of the Credit Agreement is hereby amended by amending and restating clause (j) thereof in its entirety as follows:
(j)    Liens securing Debt permitted by Section 10.2.1(s) and solely on such real property and improvements (including any rents and leases directly associated therewith) being financed, so long as any such Lien shall be created within six months of closing such financing and the amount of Debt secured by any such Lien shall not exceed 100% of the fair market value of the real property and improvements being financed;
Section 5.    Conditions Precedent. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 15.1 of the Credit Agreement):
5.1    The Agent shall have received from the Lenders, the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Agent) of this Second Amendment signed on behalf of such Person.
The Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 15.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. On and after the Second Amendment Effective Date, this Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Second Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this Second Amendment. Each reference to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as amended by this Second Amendment.

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6.2    Ratification and Affirmation; Representations and Warranties. Each Borrower and each Guarantor hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality shall be true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no development, event or circumstance has occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.
6.4    Payment of Expenses. The Borrowers agree to pay or reimburse the Agent for its out-of-pocket expenses and expenses incurred in connection with this Second Amendment, any other documents prepared herewith and the transactions contemplated hereby, in each case, in accordance with Section 3.4 of the Credit Agreement.
6.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Limited Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PAR PETROLEUM, LLC
HERMES CONSOLIDATED, LLC
WYOMING PIPELINE COMPANY LLC
HIE RETAIL, LLC
PAR HAWAII, LLC

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer of each company listed above

MID PAC PETROLEUM, LLC

/s/ William Monteleone
Name: William Monteleone
Title: Vice President

[Signature Page to Second Amendment and Limited Waiver]

[Signature Page to Second Amendment and Limited Waiver]

GUARANTORS:

PAR HAWAII REFINING, LLC
PAR WYOMING HOLDINGS, LLC
PAR PETROLEUM FINANCE CORP.

/s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer of each company listed above

PAR HAWAII SHARED SERVICES, LLC
PAR WYOMING, LLC

/s/ William Monteleone
Name: William Monteleone
Title: Vice President of each company listed above

[Signature Page to Second Amendment and Limited Waiver]

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and Lender /s/ Mark Porter Name: Mark Porter Title: SVP

[Signature Page to Second Amendment and Limited Waiver]

KeyBank National Association,
as a Lender

/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

[Signature Page to Second Amendment and Limited Waiver]

BMO Harris Bank N.A.,
as a Lender

/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

[Signature Page to Second Amendment and Limited Waiver]

American Savings Bank FSB,
as a Lender

/s/ Edward Chin
Name: Edward Chin
Title: First Vice President

[Signature Page to Second Amendment and Limited Waiver]